As filed with the Securities and Exchange Commission on October 6, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934
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Soliciting Material Pursuant to § 240.14a-12.

UM INVESTMENT TRUST

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SUPPLEMENT DATED OCTOBER 6, 2009

TO THE

PROXY STATEMENT DATED AUGUST 31, 2009

OF

UM INVESTMENT TRUST

Undiscovered Managers Multi-Strategy Fund

245 Park Avenue, New York, New York 10167
Toll-Free (888) 202-3981

Special Meeting of Shareholders to be held October 12, 2009

To the Shareholders:

The Special Meeting of Shareholders (the "Meeting") of the Undiscovered Multi-Strategy Fund to approve a new subadvisory agreement between J.P. Morgan Investment Management Inc., the Fund’s investment adviser, and Cadogan Management LLC (“Cadogan”) has been postponed and will be held on October 12, 2009 at 5:00 p.m. Eastern time, at 245 Park Avenue, New York, New York 10167.  The Board of Trustees of UM Investment Trust met on October 5, 2009 and determined to postpone the meeting in light of ongoing management-related developments at Cadogan.

We apologize for any inconvenience.  Thank you for your support.

By order of the Board of Trustees,

Frank J. Nasta

Secretary